                 WAIVER AND SIXTH AMENDMENT TO CREDIT AGREEMENT

          THIS WAIVER AND SIXTH AMENDMENT TO CREDIT AGREEMENT (the "WAIVER AND AMENDMENT"), dated as of November 14, 1997, is entered into by and among WESTERN STAFF SERVICES (USA), INC. (the "BORROWER"), WESTERN MEDICAL SERVICES, INC. ("WMS"), BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as agent for itself and the Banks (the "AGENT"), and the several financial institutions party to the Credit Agreement (collectively, the "BANKS").

                                       RECITALS

          A. The Borrower, WMS, Banks, and Agent are parties to a Credit Agreement dated as of February 21, 1996, and amendments thereto dated as of June 9, 1996, September 30, 1996, March 31, 1997, August 22, 1997, and September 30,
1997 (collectively, the "CREDIT AGREEMENT") pursuant to which the Agent and the Banks have extended certain credit facilities to the Borrower and WMS.

          B. The Borrower and WMS have reported to the Agent and the Banks the existence of certain events of default under the Credit Agreement. The Borrower and WMS have requested that the Banks waive certain events of default and agree to certain amendments of the Credit Agreement.

          C. The Banks are willing to grant the requests of the Borrower and WMS, subject to the terms and conditions of this Waiver and Amendment.

                                      AGREEMENT

          NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

          1. DEFINED TERMS. Unless otherwise defined herein, capitalized terms used herein shall have the meanings, if any, assigned to them in the Credit Agreement.

          2.   DEFAULTS AND WAIVER.

               (a) For purposes of this Waiver and Amendment, the "EXISTING DEFAULTS" shall mean:

                    (i) the default existing on this date under Section 8(c) of that certain Third Amendment to Credit Agreement and Assumption Agreement (the "THIRD AMENDMENT"), dated as of March 31, 1997, among Western Staff Services, Inc. (the "PARENT"), the Borrower, WMS, the Agent and the Banks, solely as a consequence of the Borrower's failure to deliver by September 30, 1997, a


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

          copy of the United States Copyright Office Certificate of Recordation evidencing date, volume and page of recordation with respect to each copyright assigned by the Parent to the Borrower.

                    (ii) the default existing on this date under Section 6(a) of that certain Waiver and Fourth Amendment to Credit Agreement (the "FOURTH AMENDMENT"), dated as of August 22, 1997, among the Borrower, WMS, the Agent and the Banks, solely as a consequence of the Borrower's failure to deliver by October 31, 1997, a copy of the United States Patent and Trademark Office Notice of Recordation evidencing date, reel and frame number of recordation with respect to each servicemark and trademark assigned by the Borrower to WMS.

                    (iii) the default existing on this date under Section 6(b) of the Fourth Amendment solely as a consequence of the Borrower's failure to deliver by October 31, 1997, a copy of the United States Copyright Office Certificate of Recordation evidencing date, volume and page of recordation with respect to each copyright assigned by the Borrower to WMS.

               (b) Subject to and upon the terms and conditions hereof, the Banks hereby waive the Existing Defaults. The Banks further agree to extend until December 31, 1997, the period for compliance with the requirements of Section 8(c) of the Third Amendment and Sections 6(a) and 6(b) of the Fourth Amendment.

               (c) Nothing contained herein shall be deemed a waiver of (or otherwise affect the Agent's or the Banks' ability to enforce) any other default or Event of Default, including without limitation (i) any default or Event of Default as may now or hereafter exist and arise from or otherwise be related to the Existing Defaults (including without limitation any cross-default arising under the Credit Agreement by virtue of any matters resulting from the Existing Defaults), and (ii) any default or Event of Default arising at any time after the Effective Date and which is the same as the Existing Defaults.

     3.   AMENDMENTS TO CREDIT AGREEMENT.

               (a)  The definition of "Aggregate L/C Commitment" in Section
     1.01 of the Credit Agreement is hereby amended to read as follows in its entirety:

               "Aggregate L/C Commitment" means the combined L/C Commitments of the Banks, in the initial amount of Fifteen Million Dollars ($15,000,000), as such amount may be reduced from time to time pursuant to this

     Agreement; provided, that the Aggregate L/C Commitment is a part of the Aggregate Revolving Commitment.

               (b)  The definition of "Aggregate Revolving Loan Commitment" in
     Section 1.01 of the Credit Agreement is hereby amended to read as follows in its entirety:

                    "AGGREGATE REVOLVING LOAN COMMITMENT" means the combined Revolving Loan Commitments of the Banks, in the initial amount of Twenty Five Million Dollars ($25,000,000), as such amount may be reduced from time to time pursuant to this Agreement.

               (c) Subsection 2.01(b) of the Credit Agreement is hereby amended to read as follows in its entirety:

                    (b) THE REVOLVING CREDIT. Each Bank severally agrees, on the terms and conditions hereinafter set forth, to make Loans to the Borrower and WMS (each such Loan, a "REVOLVING LOAN") from time to time on any Business Day during the period from the Closing Date to the Revolving Termination Date, in an aggregate amount not to exceed at any time outstanding the amount set forth opposite such Bank's name in SCHEDULE 2.01(b) under the heading "REVOLVING LOAN COMMITMENT" (such amount as the same may be reduced pursuant to Section 2.05 or as a result of one or more assignments pursuant to Section 11.08, such Bank's "REVOLVING LOAN COMMITMENT"); PROVIDED, HOWEVER, that no Revolving Loan shall be made hereunder if, after giving effect to any Borrowing of Revolving Loans (i) the Effective Amount of all Revolving Loans shall exceed the Aggregate Revolving Loan Commitment; or (ii) the Effective Amount of the Revolving Loans of any Bank shall exceed such Bank's Revolving Loan Commitment. Within the foregoing limits, and subject to the other terms and conditions hereof, the Borrower and WMS may borrow under this subsection 2.01(b), prepay pursuant to Section 2.06 and reborrow pursuant to this subsection 2.01(b).

               (d) SCHEDULE 2.01(b) of the Credit Agreement is replaced in its entirety with REVISED SCHEDULE 2.01(b) attached hereto.

          4. REPRESENTATIONS AND WARRANTIES. The Borrower and WMS each hereby represents and warrants to the Agent and the Banks as follows:

               (a) Other than the Existing Defaults, no Event of Default has occurred and is continuing.

               (b) The execution, delivery and performance by the Borrower and WMS of this Waiver and Amendment have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, notice to or action by, any Person (including any Governmental Authority) in order to be effective and enforceable. The Credit Agreement as amended by this Waiver and Amendment constitutes the legal, valid and binding obligations of the Borrower and WMS, enforceable against each of them in accordance with its respective terms, without defense, counterclaim or offset.

               (c) Subject to the Existing Defaults, all representations and warranties of the Borrower and WMS contained in the Credit Agreement are true and correct.

               (d) Each of the Borrower and WMS is entering into this Waiver and Amendment on the basis of its own investigation and for its own reasons, without reliance upon the Agent and the Banks or any other Person.

          5. EFFECTIVE DATE. This Waiver and Amendment will become effective as of November 14, 1997 (the "EFFECTIVE DATE"), provided that each of the following conditions precedent is satisfied:

               (a) The Agent has received from the Borrower, WMS, and each of the Banks a duly executed original (or, if elected by the Agent, an executed facsimile copy) of this Waiver and Amendment, together with a duly executed Guarantor Acknowledgment and Consent in the form attached hereto; and

               (b) The Agent has received from the Borrower for the Agent's own account an amendment fee of Two Thousand Five Hundred Dollars ($2,500).

          6. RESERVATION OF RIGHTS. The Borrower and WMS each acknowledges and agrees that neither the Agent's nor the Banks' forbearance in exercising their rights and remedies in connection with the Existing Defaults, nor the execution and delivery by the Agent and the Banks of this Waiver and Amendment, shall be deemed (i) to create a course of dealing or otherwise obligate the Agent or the Banks to forbear or execute similar waivers under the same or similar circumstances in the future, or (ii) to waive, relinquish or impair any right of the Agent or the Banks to receive any indemnity or similar payment from any Person or entity as a result of any matter arising from or relating to the Existing Defaults.

          7.   MISCELLANEOUS.

               (a) Except as herein expressly amended, all terms, covenants and provisions of the Credit Agreement are and shall remain in full force and effect and all references therein to such Credit Agreement shall henceforth refer to the Credit Agreement as amended by this Waiver and Amendment.
     This Waiver and Amendment shall be deemed incorporated into, and a part of, the Credit Agreement.

               (b) This Waiver and Amendment shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective successors and assigns. No third party beneficiaries are intended in connection with this Waiver and Amendment.

               (c) This Waiver and Amendment shall be governed by and construed in accordance with the law of the State of California.

               (d) This Waiver and Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Each of the parties hereto understands and agrees that this document (and any other document required herein) may be delivered by any party thereto either in the form of an executed original or an executed original sent by facsimile transmission to be followed promptly by mailing of a hard copy original, and that receipt by the Agent of a facsimile transmitted document purportedly bearing the signature of a Bank or the Borrower or WMS shall bind such Bank or the Borrower or WMS, respectively, with the same force and effect as the delivery of a hard copy original. Any failure by the Agent to receive the hard copy executed original of such document shall not diminish the binding effect of receipt of the facsimile transmitted executed original of such document of the party whose hard copy page was not received by the Agent.

               (e) This Waiver and Amendment, together with the Credit Agreement, contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein and therein. This Waiver and Amendment supersedes all prior drafts and communications with respect thereto. This Waiver and Amendment may not be amended except in accordance with the provisions of Section 11.01 of the Credit Agreement.

               (f) If any term or provision of this Waiver and Amendment shall be deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Waiver and

     Amendment or the Credit Agreement, respectively.

               (g) The Borrower and WMS each covenants to pay to or reimburse the Agent and the Banks, upon demand, for all costs and expenses (including allocated costs of in-house counsel) incurred in connection with the development, preparation, negotiation, execution and delivery of this Waiver and Amendment and the administration of the Existing Defaults, including without limitation appraisal, audit, search and filing fees incurred in connection therewith.

          IN WITNESS WHEREOF, the parties hereto have executed and delivered this Waiver and Amendment as of the date first above written.


                                        WESTERN STAFF SERVICES (USA),
                                        INC.

                                        By /s/ Paul A. Norberg
                                           ------------------------------
                                             Paul A. Norberg
                                             Executive Vice President and
                                             Chief Financial Officer


                                        By /s/ Michael W. Ehresman
                                           ------------------------------
                                             Michael W. Ehresman
                                             Vice President and Treasurer


                                       WESTERN MEDICAL SERVICES, INC.


                                       By /s/ Cynthia L. Sloneker
                                           ------------------------------
                                            Cynthia L. Sloneker
                                            Vice President and
                                            Controller


                                       By /s/ Sherry W. Clark
                                           ------------------------------
                                            Sherry W. Clark
                                            Secretary


                                       BANK OF AMERICA NATIONAL TRUST
                                       AND SAVINGS ASSOCIATION, as
                                       Agent


                                       By /s/ Leandro Balidoy
                                           ------------------------------
                                            Leandro Balidoy
                                            Vice President

                                       BANK OF AMERICA NATIONAL TRUST
                                       AND SAVINGS ASSOCIATION, as a
                                       Bank and as Issuing Bank


                                       By /s/ Lori M. Mazzera
                                           ------------------------------
                                            Lori Mazzera
                                            Vice President


                                       SANWA BANK CALIFORNIA, as a
                                       Bank and as Co-Agent


                                       By /s/ David J. Neagle
                                           ------------------------------
                                            David J. Neagle
                                            Vice President


                                       COMERICA BANK-CALIFORNIA, as a
                                       Bank


                                       By /s/ Lori Edwards
                                           ------------------------------
                                            Lori S. Edwards
                                            First Vice President and
                                            Group Manager

                               GUARANTOR ACKNOWLEDGMENT
                                     AND CONSENT




         The undersigned, each a guarantor or third party pledgor with respect to the Borrower's and WMS's obligations to the Agent and the Banks under the Credit Agreement, each hereby (i) acknowledges and consents to the execution, delivery and performance by the Borrower and WMS of the foregoing Sixth Waiver and Amendment to Credit Agreement (the "WAIVER AND AMENDMENT"), and (ii) reaffirms and agrees that the respective guaranty, third party pledge or security agreement to which the undersigned is party and all other documents and agreements executed and delivered by the undersigned to the Agent and the Banks in connection with the Credit Agreement are in full force and effect, without defense, offset or counterclaim.
(Capitalized terms used herein have the meanings specified in the Waiver and Amendment.)

                                       WESTERN STAFF SERVICES, INC.


Dated as of: November 14, 1997         By /s/ Paul A. Norberg
                                           ------------------------------
                                            Paul A. Norberg
                                            Executive Vice President
                                            and Chief Financial Officer


                                       By /s/ Michael W. Ehresman
                                           ------------------------------
                                            Michael W. Ehresman
                                            Vice President and Treasurer


                                       WESTERN STAFF SERVICES (NY), INC.

Dated as of: November 14, 1997         By /s/ Paul A. Norberg
                                           ------------------------------
                                            Paul A. Norberg
                                            Executive Vice President and
                                            Chief Financial Officer

                                       By /s/ Michael W. Ehresman
                                           ------------------------------
                                            Michael W. Ehresman
                                            Vice President and Treasurer

                                       WESTERN TECHNICAL SERVICES, INC.


Dated as of: November 14, 1997         By /s/ Paul A. Norberg
                                           ------------------------------
                                            Paul A. Norberg
                                            Executive Vice President and
                                            Chief Financial Officer

                                       By /s/ Michael W. Ehresman
                                           ------------------------------
                                            Michael W. Ehresman
                                            Vice President and Treasurer


                                       MEDIAWORLD INTERNATIONAL


Dated as of: November 14, 1997         By /s/ Paul A. Norberg
                                           ------------------------------
                                            Paul A. Norberg
                                            Executive Vice President and
                                            Chief Financial Officer

                                       By /s/ Michael W. Ehresman
                                           ------------------------------
                                            Michael W. Ehresman
                                            Vice President and Treasurer

                                       WESTERN PERMANENT SERVICES
                                       AGENCY, INC.


Dated as of: November 14, 1997         By /s/ Paul A. Norberg
                                           ------------------------------
                                            Paul A. Norberg
                                            Executive Vice President and
                                            Chief Financial Officer

                                       By /s/ Michael W. Ehresman
                                           ------------------------------
                                            Michael W. Ehresman
                                            Vice President and Treasurer

                                       WESTERN STAFF SERVICES (GUAM),
                                       INC.


Dated as of: November 14, 1997         By /s/ Paul A. Norberg
                                           ------------------------------
                                            Paul A. Norberg
                                            Executive Vice President and
                                            Chief Financial Officer

                                       By /s/ Michael W. Ehresman
                                           ------------------------------
                                            Michael W. Ehresman
                                            Vice President and Treasurer


                                       ALTERNATIVE BILLING SERVICES,
                                       INC.


Dated as of: November 14, 1997         By /s/ Cynthia L. Sloeker
                                           ------------------------------
                                            Cynthia L. Sloeker
                                            Vice President and
                                            Controller

                                       By /s/ Sherry W. Clark
                                           ------------------------------
                                            Sherry W. Clark
                                            Secretary